UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2008

BIOGEN IDEC INC.
(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-19311	33-0112644

(Commission File Number)	(IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts	02142

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 679-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On January 28, 2008, the registrant issued a press release reporting that it had received a notice from Icahn Partners LP and certain of its affiliates for the nomination of three individuals, Alexander J. Denner, Richard C. Mulligan and Anne B. Young, to the registrant’s Board of Directors at the registrant’s 2008 annual meeting of stockholders. The notice also includes a proposal to amend the registrant’s bylaws to set the size of the Board of Directors at 12.
A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Registrant’s Press Release dated January 28, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN IDEC INC.
Date: January 28, 2008	/s/ Robert A. Licht
Robert A. Licht
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Registrant’s Press Release dated January 28, 2008.